Lender Presentation September 5th, 2019 Exhibit 99.1

Disclaimer This presentation (the “Presentation”) has been prepared by ADT Inc. (the “Company”) on behalf of Prime Security Services Borrower, LLC (the “Borrower”), an indirect wholly owned subsidiary of the Company, in connection with the Borrower’s amended and extended 1st Lien Senior Secured Term Loan Facility (the “Facility”), solely for informational purposes. The information contained in this Presentation has been prepared to assist prospective lenders in conducting their own evaluation of the Company and the Facility and does not purport to be complete or to contain all of the information that a prospective lender may require. Prospective lenders should conduct their own investigation and analysis of the Company and of the information set forth in this Presentation. The Company makes no representation or warranty as to the accuracy, reliability, reasonableness or completeness of this information and shall not have any liability for any representations regarding information contained in, or for any omission from, this Presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company and the Facility. The Company and its affiliates, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on the information contained in this Presentation (which only speak as of the date of this Presentation), errors therein or omissions therefrom. Neither the Company nor any of its affiliates, representatives or advisors intends to update or otherwise revise the information contained herein to reflect circumstances existing after the date of this Presentation or to reflect the occurrence of future events even if any or all of the assumptions, judgments and estimates on which the information contained herein is based are shown to be in error. This Presentation does not constitute an offering of any securities. The offerings of securities discussed herein relate to prospective transactions that the Company is considering. Any such offering of securities would be made pursuant to an offering memorandum, prospectus or similar document and not the Presentation. Should an offering of securities be made, you should refer only to the offering memorandum, prospectus or similar document described in connection with such offering and not to the Presentation.

Forward Looking Statements & Non-GAAP Measures The Company has made statements in this Presentation and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, use of proceeds of the Facility and other matters. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. To provide investors with additional information in connection with our results as determined by generally accepted accounting principles in the United States (“GAAP”), we disclose Adjusted EBITDA, Adjusted EBITDA margin, Covenant Adjusted EBITDA (Pre-SAC), Free Cash Flow, Free Cash Flow before special items, Unlevered Free Cash Flow before special items, Historical Combined Free Cash Flow, Unlevered Historical Combined Free Cash Flow before special items, Supplemental Pro Forma Financial Information, Commercial Organic Revenue Growth, Net Income (Loss) before special items, Diluted Earnings Per Share (“EPS”) before special items, and various leverage ratios as non-GAAP measures. These non-GAAP measures as well as the operating metrics of Gross Revenue Attrition, Unit Count, RMR, RMR additions, and Revenue Payback are approximated as there may be variations to reported results in each period due to certain adjustments we might make in connection with the integration over several periods of acquired companies that calculated these metrics differently, or otherwise, including periodic reassessments and refinements in the ordinary course of business. These refinements, for example, may include changes due to systems conversion or historical methodology differences in legacy systems. Amounts on subsequent pages may not add due to rounding. Reconciliations from GAAP to non-GAAP financials measures can be found in the appendix. Forward Looking Statements Non-GAAP Measures This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from our knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. Market and Industry Data

Non-GAAP Measures Adjusted EBITDA and Covenant Adjusted EBITDA (Pre-SAC) We believe that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors about our operating profitability adjusted for certain non-cash items, non-routine items that we do not expect to continue at the same level in the future, as well as other items that are not core to our operations. Further, we believe Adjusted EBITDA provides a meaningful measure of operating profitability because we use it for evaluating our business performance, making budgeting decisions, and comparing our performance against that of other peer companies using similar measures. We define Adjusted EBITDA as net income or loss adjusted for (i) interest, (ii) taxes, (iii) depreciation and amortization, including depreciation of subscriber system assets and other fixed assets and amortization of dealer and other intangible assets, (iv) amortization of deferred costs and deferred revenue associated with subscriber acquisitions, (v) share-based compensation expense, (vi) merger, restructuring, integration, and other, (vii) losses on extinguishment of debt, (viii) radio conversion costs, (ix) financing and consent fees, (x) foreign currency gains/losses, (xi) acquisition related adjustments, and (xii) other charges and non-cash items. Covenant Adjusted EBITDA (Pre-SAC) also is adjusted for costs in our statement of operations associated with the acquisition of customers, net of revenue associated with the sale of equipment (Expensed Net SAC). There are material limitations to using Adjusted EBITDA and Covenant Adjusted EBITDA (Pre-SAC). Adjusted EBITDA and Covenant Adjusted EBITDA (Pre-SAC) do not take into account certain significant items, including depreciation and amortization, interest, taxes, and other adjustments which directly affect our net income or loss. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering Adjusted EBITDA and Covenant Adjusted EBITDA (Pre-SAC) in conjunction with net income as calculated in accordance with GAAP. The Adjusted EBITDA discussion above is also applicable to its margin measure, which is calculated as Adjusted EBITDA as a percentage of monitoring and related services revenue. Free Cash Flow We believe that the presentation of Free Cash Flow is appropriate to provide additional information to investors about our ability to repay debt, make other investments, and pay dividends. We define Free Cash Flow as cash flows from operating activities less cash outlays related to capital expenditures. We define capital expenditures to include purchases of property, plant, and equipment; subscriber system asset additions; and accounts purchased through our network of authorized dealers or third parties outside of our authorized dealer network. These items are subtracted from cash flows from operating activities because they represent long-term investments that are required for normal business activities. Free Cash Flow adjusts for cash items that are ultimately within management’s discretion to direct, and therefore, may imply that there is less or more cash that is available than the most comparable GAAP measure. Free Cash Flow is not intended to represent residual cash flow for discretionary expenditures since debt repayment requirements and other non-discretionary expenditures are not deducted. These limitations are best addressed by using Free Cash Flow in combination with the cash flows as calculated in accordance with GAAP. Free Cash Flow before special items We define Free Cash Flow before special items as Free Cash Flow adjusted for payments related to (i) financing and consent fees, (ii) restructuring and integration, (iii) integration related capital expenditures, (iv) radio conversion costs, and (v) other payments or receipts that may mask the operating results or business trends of the Company. As a result, subject to the limitations described below, Free Cash Flow before special items is a useful measure of our cash available to repay debt, make other investments, and pay dividends. Free Cash Flow before special items adjusts for cash items that are ultimately within management’s discretion to direct, and therefore, may imply that there is less or more cash that is available than the most comparable GAAP measure. Free Cash Flow before special items is not intended to represent residual cash flow for discretionary expenditures since debt repayment requirements and other non-discretionary expenditures are not deducted. These limitations are best addressed by using Free Cash Flow before special items in combination with the GAAP cash flow numbers. Unlevered Free Cash Flow before special items We define Unlevered Free Cash Flow before special items as Free Cash Flow before special items adjusted for cash interest paid. As a result, subject to the limitations described below, Unlevered Free Cash Flow before special items is a useful measure of our cash available to service debt, make other investments, and pay dividends. Unlevered Free Cash Flow before special items adjusts for contractual interest payments as well as cash items that are ultimately within management’s discretion to direct, and therefore, may imply that there is less or more cash that is available than the most comparable GAAP measure. Unlevered Free Cash Flow before special items is not intended to represent residual cash flow for discretionary expenditures since debt service requirements and other non-discretionary expenditures are not deducted. These limitations are best addressed by using Unlevered Free Cash Flow before special items in combination with the GAAP cash flow numbers. Historical Combined Free Cash Flow and Unlevered Historical Combined Free Cash Flow before special items We have presented Free Cash Flow and Unlevered Free Cash Flow before special items on a Historical Combined basis for the 2015 and 2016 periods, which represents the mathematical additions of Free Cash Flow and Unlevered Free Cash Flow before special items of the Company, The ADT Corporation, Protection One, and ASG. Historical Combined Free Cash Flow and Unlevered Historical Combined Free Cash Flow before special items adjust cash items that are ultimately within management’s discretion to direct, and therefore, may imply that there is less or more cash that is available than the most comparable GAAP measure. Historical Combined Free Cash Flow and Unlevered Historical Combined Free Cash Flow before special items are not intended to represent residual cash flow for discretionary expenditures since debt service requirements and other non-discretionary expenditures are not deducted. These limitations are best addressed by using Historical Combined Free Cash Flow and Unlevered Historical Combined Free Cash Flow before special items in combination with the GAAP cash flow numbers. Supplemental Pro Forma Financial Information We have presented supplemental pro forma financial information for the 2015 and 2016 periods, which includes pro forma adjustments necessary to reflect the ADT Acquisition and the Formation Transactions as if they had occurred on January 1, 2015. We believe that Supplemental Pro Forma financial information is appropriate to illustrate the effect that the ADT Acquisition and the Formation Transactions had on our financial performance, assuming that such transactions took place on January 1, 2015. Net Income (Loss) and Diluted EPS before special items Net Income (Loss) before special items is defined as net income (loss) adjusted for (i) merger, restructuring, integration, and other, (ii) financing and consent fees, (iii) foreign currency gains/losses, (iv) losses on extinguishment of debt, (v) radio conversion costs, (vi) share-based compensation expense, (vii) the change in the fair value of interest rate swaps not designated as hedges, (viii) acquisition related adjustments, (ix) other charges and non-cash items, and (x) the impact these adjusted items have on taxes. Diluted EPS before special items is diluted EPS adjusted for the items above. The difference between Net Income (Loss) before special items and Diluted EPS before special items, and net income (loss) and diluted EPS (the most comparable GAAP measures) consists of the impact of the special items noted above on the applicable GAAP measure. The Company believes that Net Income (Loss) and Diluted EPS both before special items are benchmarks used by analysts and investors who follow the industry for comparison of its performance with other companies in the industry, although our measures may not be directly comparable to similar measures reported by other companies. The limitation of these measures is that they exclude the impact (which may be material) of items that increase or decrease our reported operating income, operating margin, net income or loss, and EPS. This limitation is best addressed by using the non-GAAP measures in combination with the most comparable GAAP measures in order to better understand the amounts, character, and impact of any increase or decrease on reported results. Leverage Ratios Leverage ratios include net first lien debt and net total debt, both compared to Covenant Adjusted EBITDA (Pre-SAC). Net first lien debt and net total debt are calculated as first lien debt and total debt, respectively, less cash and cash equivalents. The Company also presents Covenant Adjusted EBITDA (Pre-SAC) to cash interest excluding the redemption of the Koch Preferred Securities. Cash interest excluding the redemption of the Koch Preferred Securities excludes amounts associated with the redemption of the Koch Preferred Securities on July 2, 2018. Leverage ratios are useful measures of the Company’s credit position and progress towards leverage targets. Refer to discussion on Adjusted EBITDA and Covenant Adjusted EBITDA (Pre-SAC) for a description of the differences between the most comparable GAAP measure. The calculation is limited in that the Company may not always be able to use cash to repay debt on a dollar-for-dollar basis. Finally, the leverage ratios discussed herein may be presented on a pro forma basis. Commercial Organic Revenue Growth We believe that the presentation of commercial organic revenue growth is appropriate to provide additional information to investors about the periodic growth of our business on a consistent basis. We define commercial organic growth as total revenue growth associated with commercial and national accounts adjusted for the timing and impact of business acquisitions. Commercial organic revenue growth excludes incremental revenue associated with commercial and national accounts from acquisitions until there is a full twelve-month overlap from the date of acquisition. There are material limitations to using commercial organic revenue growth. Commercial organic revenue growth does not take into account all revenue from commercial and national accounts in a given period. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering commercial organic revenue growth in conjunction with GAAP revenue numbers.

ADT Inc. ("ADT" or the "Company”) is a leading security and automation provider serving residential and business customers across the United States and Canada The Company is launching a refinancing transaction (the “Transaction”) to extend the debt maturity profile: $3,150 million 7-year 1st Lien Senior Secured Term Loan Facility(1) Documented via Amended & Restated Credit Agreement with certain covenant modifications as set forth in Amendment Documentation, which will be posted separately to SyndTrak $500-750 million add-on to the existing 1st Lien Senior Secured Notes due 2026(2) The proceeds of the Transaction will be used to refinance the existing 1st Lien Senior Secured Term Loan due 2022 and 1st Lien Senior Secured Notes due 2020, and pay associated fees, expenses and early call premiums Pro forma for the Transaction, Net 1st Lien Leverage and Net Total Leverage will be 3.2x and 3.7x, respectively, based on LTM 6/30/19 Covenant Adjusted EBITDA (Pre-SAC) of $2,765 million 7 Transaction Overview Notes: Amount to be adjusted up or down depending on final 1st Lien Senior Secured Notes due 2026 tranche size. The Presentation does not constitute an offering of the First Lien Secured Notes described above. Any such offering would be made pursuant to an offering memorandum, prospectus or similar document and not the Presentation. Should an offering be made, you should refer only to the offering memorandum, prospectus or similar document distributed in connection with such offering and not the Presentation.

Pro Forma Capitalization Sources and Uses of Funds Notes: Amounts to be adjusted up or down depending on final 1st Lien Senior Secured Notes due 2026 tranche size. Tranche size for 1st Lien Senior Secured Notes due 2026 shown at the midpoint of the range for illustrative purposes. Market data as of August 30, 2019. The sources and uses and pro forma capitalization presented above is included for illustrative purposes. Although the Company expects that it will pursue a notes issuance in the future in connection with the Transactions, no definite determination has been made at this time, and there can be no assurance whether such a notes offering will be made or whether the terms thereof will be consistent with those described herein. Any such notes offering would be made pursuant to an offering memorandum, prospectus or similar document and not the Presentation. Should a notes offering be made, you should refer only to the offering memorandum, prospectus or similar document distributed in connection with such offering and not to the Presentation. Includes early call premium on 2020 1st Lien Notes. Debt instruments are stated at face value excluding debt issuance discount, deferred financing costs, and fair value adjustments. Represents outstanding shares (excluding unvested shares) of 736,151,859 as of 6/30/19 at a closing price of $4.76 per share as of 8/30/19. LTM cash interest excluding Koch Redemption excludes $96 million paid in connection with the Koch Redemption on July 2, 2018. The statistics shown are relevant to the Facility and may differ from comparable measures that the Company reports elsewhere. 8 Sources and Uses of Funds & Pro Forma Capitalization Current Ratings Summary Moody’s S&P Corporate B1 B+ 1st Lien Ba3 BB- 2nd Lien B3 B- Outlook Stable Stable

Borrower Prime Security Services Borrower, LLC (the “Borrower”) Administrative Agent Barclays Facility Offered $3,150 million 1st Lien Term Loan B (the “TL”) (1) Maturity 7 years, with springing maturity to 90 days inside the maturity date of any applicable debt (limited to 2021 Notes, 2022 Notes, and 2nd Lien Secured Notes, and any debt that refinances the foregoing, with an aggregate par value ≥$1,000 million remaining outstanding on such date) Existing Proposed Applicable Margin LIBOR + 275 bps LIBOR + 300-325 bps LIBOR Floor 1.00% 0.00% Issue Price 99.0 Negative Covenants Substantially consistent with the existing credit agreement, with certain updates to provide for additional strategic and financial flexibility, including amendments to the limitations on incremental indebtedness, investments and restricted payments Optional Prepayments Prepayable at par, subject to 101 soft call protection for 6 months 9 Summary of Terms: 1st Lien Senior Secured Term Loan Facility Notes: Amount to be adjusted up or down depending on final 1st Lien Senior Secured Notes due 2026 tranche size.

Issuer Prime Security Services Borrower, LLC (the “Issuer”) and Prime Finance Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”) Issue $500-750 million add-on to the exiting 1st Lien Senior Secured Notes due 2026 (the “1st Lien Notes due 2026”) Ranking Pro forma for the Transaction, pari passu with existing and future senior secured indebtedness and senior to all existing and future unsecured indebtedness, to the extent of the value of the collateral securing the 1st Lien Notes due 2026 Security 1st lien security interest in the collateral (which generally includes substantially all of the existing and future assets of the Issuers and the Guarantors, subject to Permitted liens) Guarantors The 1st Lien Notes due 2026 shall be unconditionally guaranteed on a 1st lien senior secured basis by the Issuers’ present and future direct and indirect domestic restricted subsidiaries that guarantee the Issuers’ 1st lien credit facilities; subject to certain exceptions (collectively, the “Guarantors”) Maturity April 15, 2026 Call protection NCL (same as existing 1st Lien Notes due 2026) Equity Clawback None (same as existing 1st Lien Notes due 2026) Change of Control The Issuers will be required to make an offer to repurchase the 1st Lien Notes due 2026 at 101% of the principal amount upon a Change of Control Triggering Event (which includes a Change of Control and a ratings downgrade) (same as existing 1st Lien Notes due 2026) Covenants Same as existing 1st Lien Notes due 2026 10 Notes: The Presentation does not constitute an offering of the First Lien Secured Notes described above. Any such offering would be made pursuant to an offering memorandum, prospectus or similar document and not the Presentation. Should an offering be made, you should refer only to the offering memorandum, prospectus or similar document distributed in connection with such offering and not the Presentation. Summary of Terms: 1st Lien Senior Secured Notes

35 GAAP to Non-GAAP Reconciliations Adjusted EBITDA, Adjusted EBITDA Margin, and Covenant Adjusted EBITDA (Pre-SAC) Notes: Represents costs associated with upgrading cellular technology used in many of our security systems, offset by any incremental revenue earned. Represents fees incurred associated with the issuance, restatement, and amendment of debt. Represents the conversion of intercompany loans that are denominated in Canadian dollars to U.S. dollars. Represents amortization of purchase accounting adjustments and compensation arrangements related to acquisitions. The quarter and six months ended June 30, 2018 include other income related to approximately $22 million of one-time licensing fees. Represents certain advisory and other costs associated with our transition to a public company as well as other charges and non-cash items. For the quarter and six months ended June 30, 2018, includes a gain of $7.5 million from the sale of equity in a third party that we received as part of a settlement.

GAAP to Non-GAAP Reconciliations Debt to Net Income Ratio Net Leverage Ratio Notes: Pro Forma financial information represents the preliminary estimated impact associated with the proposed refinancing transaction on debt and cash interest. LTM cash interest of $677 million is comprised of $183 million in Q3'18, $209 million in Q4'18, $99 million in Q1'19, and $186 million in Q2'19. Debt instruments are stated at face value excluding debt issuance discount, deferred financing costs, and fair value adjustments. LTM cash interest excluding Koch Redemption excludes $96 million paid in connection with the Koch redemption on July 2, 2018. 40